Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2012 through
                              December 31, 2012


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2012


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                             1

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                            2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Statement of Cash Flows                                 11
  Notes to Financial Statements                        12-20
  Financial Highlights                                    21

PROXY VOTING POLICIES, DIVIDEND REINVESTEMENT
PLAN AND TAX INFORMATION (UNAUDITED)                      22

FUND EXPENSES (UNAUDITED)                                 23

INVESTMENT ADVISORY AGREEMENT APPROVAL (UNAUDITED)        24

DIRECTORS and OFFICERS (UNAUDITED)                        25


Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Periods Ended December 31, 2012

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, three year, five year and ten year period ended December 31,2012. As illustrated in the graph, during this period the Fund's return was +18.88%,+8.91%, +5.48%
and +11.68%, respectively, while the return of the S&P 500 was +16.00%, +10.87%, +1.66% and +7.10.%, respectively, the return of the Russell 2000 Index was +16.35%, +12.25%, +3.56% and +9.72%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +4.22%,
+6.19%, +5.95% and +5.18%, respectively.

The returns for Zazove Convertible Securities Fund, Inc are presented after all fees and expenses. The returns of the S&P 500, the Russell 2000 Index and the
Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.
Incline Village, Nevada


We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects,the financial position of Zazove Convertible Securities
Fund, Inc. as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 25, 2013


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

ASSETS

Investments, at fair value
(cost $73,185,749)                                $  74,829,681
Cash and cash equivalents (cost $304,345)               304,405
Receivables:
  Interest                                              408,344
  Dividends                                              35,728
  Investment securities sold                              2,489
  Other Assets                                           13,389

     Total assets                                    75,594,036


LIABILITIES

Payables:
  Capital shares redeemed                             4,045,757
  Due to broker                                       4,951,871
  Transfer agency fees                                    5,584
  Custody fees                                              650
  Professional fees                                      42,000
  Other                                                  23,092

     Total liabilities                                9,068,954

NET ASSETS                                        $  66,525,082


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares        34,682
    authorized;3,468,223 shares issued and outstanding)
  Paid-in surplus                                    65,831,557
  Accumulated net realized gains on investments
  and securities sold short                               5,422
  Accumulated undistributed net investment loss        (990,571)
  Net unrealized appreciation on investments          1,643,992

NET ASSETS                                           66,525,082

NET ASSET VALUE PER SHARE
 (based on 3,468,223 shares outstanding)	         $19.18


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 112%

Convertible Preferred Stock - 17%
United States - 17%


Affiliated Managers Group,Inc. 5.150%        48,410     2,323,680
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,845,090
Carriage Services Capital Trust 7.000%       59,500     2,737,000
   Due 06-01-29
Chesapeake Energy 5.750% (144A) (b)           1,200     1,092,000
Emmis Communications Corporation 6.250%       22,100      234,702
Interpublic Group 5.250%                        305       329,019
Stanley Black & Decker, Inc. 4.750%          24,674     3,013,312

Total Convertible Preferred Stock (cost $10,015,183)   11,574,803

Mandatory Convertible Preferred Stock- 2%
United States- 2%

Thompson Creek Metals Company, Inc.
6.500% Due 05-15-2015                        56,700     1,207,143

Total Mandatory Convertible Preferred Stock
(cost $1,417,500)                                       1,207,143


Convertible Bonds - 78%

Canada - 1%
Northgate Minerals Corporation
   3.500% Due 10-01-16                      870,000       952,563

Total Canada                                              952,563

China - 1%
China Medical Technologies, Inc.(144A)    1,100,000        60,500
   6.250% Due 12-15-16(a)(b)(c)
Home Inns & Hotels(144A)                    750,000       664,800
   2.000% Due 12-15-15(b)
ShengdaTech, Inc.(144A)                   1,430,000        28,600
   6.500% Due 12-15-15(a)(b)(c)

Total China                                               753,900

Greece- 1%
DryShips, Inc. 5.000% Due 12-01-14          480,000       376,200

Hong Kong - 0%
Sino-Forest Corporation(144A)              1,180,000      188,800
   4.250% Due 12-15-16(a)(b)(c)

INDIA- 2%
Sterlite Industries, Ltd.
   4.000% Due 10-30-14                     1,025,000      990,406

Indonesia - 0%
APP Finance VI Mauritius                  12,903,000      177,416
   0.000% Due 11-18-12(a)(c)

Switzerland- 3%
Glencore International (Reg S)
5.000% Due 12-31-14 (e)                    1,400,000    1,723,750

United States - 70%
A123 Systems, Inc. 3.750%                  1,100,000      720,500
   Due 04-15-16 (a)(c)
Affymetrix, Inc. 4.000%                      970,000      792,393
   Due 07-01-19
AGCO Corporation 1.250%                      600,000      757,500
   Due 12-15-36
Alaska Communications Systems Group, Inc.    700,000      458,500
   (144A)6.250% Due 05-01-18 (b)(d)
Alcoa, Inc. 5.250%                    	     915,000    1,307,306
   Due 03-15-14
Allegheny Technologies, Inc. 4.250%        1,327,000    1,447,624
   Due 06-01-14 (d)
Ashland, Inc. 6.500% 		           1,500,000    1,410,000
   Due 06-30-29
Clearwire Corporation(144A)                  700,000      772,625
   8.250% Due 12-01-40 (b)(d)
EMC Corporation                             790,000    1,261,038
   1.750% Due 12-01-13
Endeavor International Corporation           780,000      592,800
   5.500% Due 07-15-16
EnPro Industries, Inc.                     1,765,000    2,355,172
   3.937% Due 10-15-15 (d)
Genco Shipping & Trading Ltd.                700,000      255,675
   5.000% Due 08-15-15
Grubb & Ellis Company(144A)                  810,000        3,240
   7.950% Due 05-01-15 (a)(b)(c)
GT Advanced Technologies, Inc.               190,000      136,819
   3.000% Due 10-01-17
Hawaiian Holdings, Inc.                      570,000      636,263
   5.000% Due 04-01-16
Intel Corporation (144A) 3.250%            1,315,000    1,546,769
   Due 08-01-39(b)
Johnson & Johnson                          1,900,000    1,902,375
   0.000% Due 07-28-20(c)(d)
KCAP Financial, Inc.                         680,000      792,955
   8.750% Due 03-15-16(d)
Laboratory Corporation of America            970,000    1,126,170
   Holdings 0.000% Due 09-11-21 (c)
Level 3 Communications, Inc.               1,700,000    2,029,375
   7.000% Due 03-15-15
Liberty Media                              2,250,000    2,154,375
   3.250% Due 03-15-31 (d)
MF Global, Ltd. 9.000%                       700,000      463,750
   Due 06-15-38 (a)(c)
MF Global, Ltd. 1.875%                       500,000      318,750
   Due 02-01-16 (a)(c)
Molycorp, Inc. 6.000%                      1,000,000      968,900
   Due 09-01-17
NetApp, Inc. 1.750%                          500,000      562,500
   Due 06-01-13
Newmont Mining Corporation                 1,530,000    1,810,985
   1.250% Due 07-15-14 (d)
Newmont Mining Corporation                   460,000      602,048
   1.625% Due 07-15-17
Omnicom Group 0.000%                       1,160,000    1,226,004
    Due 07-31-32 (c)
PMI Group, Inc.                              480,000      146,400
   4.500% Due 04-15-20 (a)(c)
Prospect Capital Corporation                 100,000      106,250
   6.250% Due 12-15-15(d)
Prospect Capital Corporation (144A)        1,200,000    1,194,000
   5.750% Due 03-15-18(b)
Prospect Capital Corporation (144A)        1,400,000    1,358,000
   5.875% Due 01-15-19(b)
Rayonier, Inc.                               140,000      221,025
   4.500% Due 08-15-15
Rite Aid Corporation                   	   1,355,000    1,463,400
   8.500% Due 05-15-15
School Specialty, Inc.                     1,510,000      762,550
   3.750% Due 11-30-26
Seacor Holding, Inc. (144A)                  380,000	  388,550
   2.500% Due 12-15-27 (b)
Sirius XM Radio, Inc.(144A)                1,140,000    1,961,512
   7.000% Due 12-01-14(b)(d)
Steel Dynamics, Inc.                         915,000      999,637
   5.125% Due 06-15-14(d)
Stillwater Mining Company                    400,000      469,750
   1.750% Due 10-15-32
TiVo, Inc. (144A)                            500,000      671,250
   4.000% Due 03-15-16(b)
Tyson Foods, Inc.                          1,000,000    1,210,000
  3.250% Due 10-15-13(d)
United Continental Holdings, Inc.            600,000      867,000
   4.500% Due 01-15-15
Vector Group, Ltd.                           660,000      719,400
   2.500% Due 01-15-19
Volcano Corporation                          800,000      809,500
   1.750% Due 12-01-17
Wellpoint, Inc. (144A)                     1,000,000    1,075,000
   2.750% Due 10-15-42 (b)
Xilinx,Inc.                                1,400,000    1,910,125
  2.625% Due 06-15-17(d)
XPO Logistics, Inc.                          700,000      837,830
  4.500% Due 10-01-17
Zaza Energy Corporation (144A)               800,000      836,000
  9.000% Due 08-01-17(b)

        Total United States                            46,419,590

Total Convertible Bonds (cost $50,256,726)             51,582,625


CONVERTIBLE BOND UNITS - 1%
United States - 1%
CenterPoint Energy 1.165%                     23,240      960,102
  Due 09-15-29


        Total Convertible Bond Units(cost $803,713)       960,102

CORPORATE BONDS - 5%
United Kingdom- 1%
SkyePharma (Reg S)                            511,700     457,276
    6.500% Due 05-04-24 (e)

Total United Kingdom                                      457,276

United States - 4%
FiberTower Corporation (144A)               1,154,518     259,767
   9.000% Due 01-01-16 (a)(b)
MIG,LLC Senior Secured Notes                4,657,372   2,526,624
   9.000% Cash, 6.500% PIK Due 12-31-16

Total United States                                     2,786,391

Total Corporate Bonds(cost $5,205,574)                  3,243,667

COMMON STOCK - 3%
Bahamas - 2%
Vedanta Resources                             162,493   1,239,822

Ireland - 0%
Fly Leasing                                   13,100      161,392

Israel - 0%
Teva Pharmaceuticals                           2,177       81,289

United Kingdom- 0%
SkyePharma PLC (c)                           179,255      208,246

United States - 1%
Durect Corporation (c)                        17,886       16,455
Iridium Communications, Inc. (c)               3,264       21,934
ProShares Ultra VIX Short-Term Futures(c)     15,000      313,500

      Total United States                                 351,889

      Total Common Stock (cost $2,932,174)              2,042,638


WARRANTS - 6%
United States - 6%

American International Group,
   expire 01-19-21 (c)                       95,000     1,311,000
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       30,000       355,800
Kinder Morgan Energy Partners,
   expire 05-25-17(c)                       675,000     2,551,500
MIG, LLC, expire 02-25-15(c)                  1,076           403

      Total Warrants(cost $2,554,879)                   4,218,703

TOTAL INVESTMENTS (cost $73,185,749)                   74,829,681

(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2012.

See notes to financial statements.

                                                       (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012



INVESTMENT INCOME:
  Interest                                          $ 1,721,738
  Dividends                                             770,188

      Total investment income                         2,491,926

EXPENSES:
   Management fees                                    1,076,950
   Margin interest                                      202,584
   Transfer agency fees                                  95,211
   Professional fees                                     89,427
   Tax expense                                           16,163
   Director fees                                         13,500
   Custody fees                                          10,062
   Insurance expense                                      4,688
   Other                                                  2,091

        Total expenses                                1,510,676


NET INVESTMENT INCOME                                   981,250

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    3,544,414
  Net realized gain on securities sold short             21,975
  Net change in unrealized appreciation
  of investments                                      6,883,544
  Net change in unrealized depreciation
  of securities sold short                              (13,481)

     Net realized and unrealized gain from           10,436,452
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $11,417,702


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2012 AND 2011

                                           2012            2011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM:

OPERATIONS:
Net investment income                    $981,250     $1,408,120
Net realized gain on investments        3,566,389      4,348,730
   and securities sold short
Net change in unrealized appreciation   6,870,063    (12,106,646)
 (depreciation) of investments and
  securities sold short

Net increase (decrease) in net assets
  resulting from operations            11,417,702    (6,349,796)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income             (3,229,327)   (2,055,709)
   and short term capital gains
From long term capital gains           (1,554,861)   (3,929,462)

Net decrease in net assets resulting
   from distributions to shareholders  (4,784,188)   (5,985,171)


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold              1,410,971      3,005,487
Reinvestment of distributions          4,720,954      5,909,849
Payments for shares redeemed          (8,050,582)    (4,586,032)

Net increase (decrease) in net
 assets resulting from capital
 share transactions                   (1,918,657)     4,329,304

NET INCREASE(DECREASE)
IN NET ASSETS                          4,714,857     (8,005,663)

NET ASSETS - Beginning of year        61,810,225     69,815,888

NET ASSETS - End of year             $66,525,082    $61,810,225

ACCUMULATED NET INVESTEMENT LOSS       $(990,571)   $  (759,740)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2012


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $11,417,702 Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized appreciation                (6,870,063)
        of investments and securities sold short
    Net realized gain on investments and securities      (3,566,389)
        sold short
    Net realized and unrealized loss on
        foreign currency                                       (185)
    Amortization and accretion                              942,173
    Purchases of investment securities                  (47,267,194)
    Proceeds from sale of investment securities          49,674,978
    Purchases of securities sold short                   (1,096,876)
    Proceeds from sale of securities sold short             985,223
    Changes in assets and liabilities:
      Decrease in receivables                               143,045
      Decrease in other assets                               19,463
      Decrease in payables                                  (19,841)

           Net cash provided by operating activities      4,362,036

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                               1,410,971
  Payments for distributions to shareholders                (63,234)
  Payments for shares redeemed                           (5,726,714)
  Payments on margin balance due to broker              (24,112,651)
  Advances on margin balance due to broker               24,217,862

           Net cash used in financing activities         (4,273,766)

NET INCREASE IN CASH AND CASH EQUIVALENTS                    88,270

CASH AND CASH EQUIVALENTS-Beginning of year                 216,135

CASH AND CASH EQUIVALENTS-End of year                    $  304,405

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest                    202,584
  Reinvestment of distributions                          $4,720,954


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications-Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.


3.   FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board ("FASB") Accounting
Standards Codification ("ASC") Topic 820,Fair Value Measurements
("Topic 820"),defines fair value,establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of December 31, 2012:

                            Level1      Level2      Level3  Investments
Convertible Preferred
   Stock                $4,858,402  $6,716,401          $0  $11,574,803
Mandatory Convertible
   Preferred Stock               0   1,207,143           0    1,207,143
Convertible Bonds                0  51,304,725     277,900   51,582,625
Convertible Bond Units           0     960,102           0      960,102
Corporate Bonds                  0   2,786,391     457,276    3,243,667
Common Stock               802,816   1,239,822           0    2,042,638
Warrants                 4,218,300           0         403    4,218,703

Total Investments       $9,879,518 $64,214,584    $735,579  $74,829,681

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate
                                    Bonds       Bonds         Warrants
Balance as of December 31, 2011 $1,949,372    $        0      $    403
Realized gain                      141,799             0             0
Net change in appreciation        (245,295)            0             0
   (depreciation)
Purchases                                0             0             0
Sales                           (1,360,000)            0             0
Transfers into Level 3             249,300       457,276             0
Transfers out of Level 3          (457,276)            0             0

Balance as of December 31, 2012   $277,900      $457,276          $403

The amount of total gains      Convertible     Corporate
or losses for the year           Bonds           Bonds        Warrants
included in net assets
attributable to the change in
unrealized gains or losses
related to Level 3 assets still
held at the reporting date      $(178,296)   $         0     $       0

The Fund's policy is to recognize transfers between Levels at the end of the reporting period.For the year ended December 31, 2012, there were no transfers between Levels 1 and 2.


For the year ended December 31, 2012, a lack of market liquidity caused certain investments to be transferred into Level 3. In addition, a Level 3 convertible bond was transferred to Level 3 corporate bond as a result of a reorganization during the year ended December 31, 2012.

In May 2011, the FASB issued Accounting Standards Update
("ASU") 2011-04, which provides amendments to Topic 820 and is effective for fiscal years beginning after December 15, 2011. This guidance requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy for public companies: the valuation process used by the reporting entity, quantitative information about the unobservable inputs used in a fair value measurement, and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of December 31, 2012. The table includes Level 3 investments with the values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		        Fair Value at     Valuation       Unobservable
Description             End of Year       Technique        Inputs

Assets:
Convertible Bonds       $277,900       Broker quote      Liquidity
Corporate Bonds         $457,276       Broker quote      Liquidity


Changes in the unobservable inputs will impact the fair value measurement. An increase to liquidity would result in a higher fair value measurement. A decrease to liquidity would result in a lower fair value measurement. The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in foootnote 2.


4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivatives agreements.

As of and for the year ended December 31, 2012, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. Net realized loss on 274,532 warrants was $249,832 and is included in net realized gain on investments on the statement of operations. Net change in unrealized appreciation on 1,075,608 warrants was $2,504,995 and is included in net change in unrealized appreciation of investments on the statement of operations. As of December 31, 2012, the Fund held 801,076 warrants with fair value of $4,218,703 which is included in investments on the statement of assets and liabilities.

5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 16, 2012, the Fund offered to repurchase shares as of December 31, 2012, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2012.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares           2012         2011

Shares sold                              75,048      144,147
Shares issued from reinvestment         256,156      333,889
   of distributions
Shares redeemed                        (423,090)    (234,030)

 Net increase(decrease)                 (91,886)     244,006

 Shares outstanding at the beginning
  of year                              3,560,109    3,316,103

 Shares outstanding at the end
  of the year                          3,468,223    3,560,109

6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2012, certain employees and affiliates of the Investment Advisor held 7.54% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$4,000 for their service to the Fund during 2012.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"),provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2009-2012 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2012, the Fund had $1,100 in undistributed ordinary income, $1,668 in undistributed short term capital gains and $3,754 in undistributed long term capital gains for federal income tax purposes.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31, 2012, reclassifications were recorded to decrease accumulated undistributed net investment loss by $421,378, decrease accumulated net realized gains on investments and securities sold short by $410,314 and decrease paid-in-surplus by $11,064.

At December 31, 2012, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $74,164,919

  Gross tax unrealized appreciation                9,461,231
  Gross tax unrealized depreciation               (8,796,469)

  Net tax unrealized appreciation on investments   $(664,762)


8.   DISTRIBUTIONS TO SHAREHOLDERS

On July 31, 2012, the Fund's directors declared a dividend payable December 1, 2012 to shareholders of record on November 21, 2012. The December 1, 2012 dividend payment was $1.40 per share.

The character of distributions paid during the years ended
December 31, 2012 and 2011 for federal income tax purposes were as follows.

                                    2012          2011

Distributions paid from net
investment income and short-
term capital gains                  $3,229,327   $3,822,007
Distributions paid from long
term capital gains                   1,554,861    2,163,164

Total distributions paid            $4,784,188   $5,985,171



9.   INVESTMENT TRANSACTIONS

For the year ended December 31,2012, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $48,364,071 and $50,662,689, respectively. There were no purchases or sales of long-term U.S. government securities.

10.   OFF-BALANCE-SHEET RISK AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31,2012, the Fund's industry concentrations
(as a percentage of net assets) were as follows:

  Diversified Metals & Mining                       12.6%
  Misc. Financials                                   6.8%
  Healthcare Equipment & Supplies                    5.8%
  Broadcasting & Cable                               5.8%
  Health Services                                    5.7%
  Semiconductors                                     5.2%
  Foods                                              4.6%
  Household Durables                                 4.5%
  Precious Metals                                    4.3%
  Natural Gas Diversified                            3.8%
  Misc. Media                                        3.8%
  Integrated Telecom Services                        3.7%
  Steel                                              3.7%
  Conglomerates                                      3.5%
  Diversified Financials                             3.5%
  Entertainment                                      3.2%
  Oil-Integrated                                     2.5%
  Misc. Transportation                               2.5%
  Advertising                                        2.3%
  Airlines                                           2.3%
  Retail-Food & Drug                                 2.2%
  Insurance-Multiline                                2.2%
  Chemicals                                          2.2%
  Software -Applications & Systems                   1.9%
  Wireless Telecom Services                          1.6%
  Machinery                                          1.3%
  Oil & Gas Products                                 1.3%
  Biotechnology                                      1.2%
  Pharmaceuticals                                    1.1%
  Retail-Specialty                                   1.1%
  Misc. Industrials                                  1.1%
  Tobacco                                            1.1%
  Lodging                                            1.0%
  Computers & Peripherals                            0.8%
  Oil Services                                       0.6%
  Paper & Forest Products                            0.6%
  Banks- Major                                       0.5%
  Real Estate                                        0.3%
  Misc. Healthcare                                   0.1%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31, 2012, the Fund owed the brokerage firm $4,951,871 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities.) The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.17% at December 31, 2012) plus 300 basis points. For the year ended December 31, 2012, margin interest expense was $202,584 as shown on the statement of operation. For the year ended December 31, 2012, the average margin balance and interest rate were $6,313,957 and 3.25%, respectively.


11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2012


                           2012    2011    2010    2009    2008
Net Asset Value-
 Beginning of Year        $17.36  $21.05  $18.10  $10.62  $19.31

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income(a)    0.28    0.42    0.30    0.64    0.53
Net realized and
 unrealized gains or
 losses on investments      2.94   (2.31)   3.22    7.57   (8.86)

Total from investment
 operations                 3.22   (1.89)   3.52    8.21   (8.33)

Less distributions
to shareholders:

From net investment
income and short term
capital gains              (0.95)  (1.15)  (0.57)   (0.73)  (0.36)
From long term
capital gains              (0.45)  (0.65)   0.00     0.00    0.00
Return of capital           0.00    0.00    0.00     0.00   (0.00)

Total distributions
to shareholders            (1.40)  (1.80)  (0.57)   (0.73)  (0.36)
Net Asset Value,
 End of year              $19.18  $17.36  $21.05   $18.10   $10.62

TOTAL RETURN(b)            18.88% (9.14)%  19.60%   77.58%  43.08%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year        $66,525,082  $61,810,225 $69,815,888 $56,537,997 34,012,359

Ratio of expenses
to average net
assets(c)               2.30%       2.21%      2.23%      2.06%     2.33%
Ratio of net
investment income
to average net
assets                  1.49%       1.99%       1.56%      4.41%     3.22%
Portfolio turnover rate   68%         77%        101%       129%       76%

(a) Net investment income allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.99%, 1.92%, 1.88%, 2.03% and 2.08% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN(UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gains distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholder, 7.34% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Year ended December 31, 2012, 7.75% of the dividends paid from the net investment income from the fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2012 to December 31, 2012 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2012 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,134.52
Expenses Paid During Period*                $   12.12
Annualized Expense Ratio                         2.26%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2012 to December 31, 2012 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, you costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.80
Expenses Paid During Period*                $   11.44
Annualized Expense Ratio                        2.26%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 366 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On December 11, 2012, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns.The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisory fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO, Sr.           N/A     N/A
1001 Tahoe BlvdPresident  19 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 51

Steven M.      Secretary  17 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310
Northbrook, IL 60062
Age: 51

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              19 years2   Optimum Investment Advisors
100 S. Wacker
Suite 2100
Chicago, IL 60606
Age: 69

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         17 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 52

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   19 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 49




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301

Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2011  $28,400
    Audit Fees for the year ended December 31, 2012  $29,900

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2011 $0.00 Audit-Related Fees for the year ended December 31, 2012 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2011  $12,100
    Tax Fees for the year ended December 31, 2012  $12,100
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2011  $0.00
    All Other Fees for the year ended December 31, 2012  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2011 and December 31, 2012 were $12,100 and
    $12,100, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2011 and December 31, 2012 were $13,960 and $20,400, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $91.8 million
Other Accounts                           102         $4.96 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1             $65.5 million
Other Accounts                        25            $1.58 billion

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         134,661     $19.00          *             *

April          -0-

May            -0-

June          52,438      $18.19          *             *

July           -0-

August         -0-

September     32,732      $19.50          *             *

October        -0-

November       -0-

December      210,936     $19.18          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2012. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 25, 2013


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 25, 2013